Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     The undersigned, the Chief Executive Officer and Chief Financial Officer of U-Store-It Trust (the “Company”), each hereby certifies that:

(a) The Form 10-Q of the Company for the quarter ended September 30, 2004 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert J. Amsdell

Robert J. Amsdell
Chief Executive Officer of
U-Store-It Trust
December 6, 2004

/s/ Steven G. Osgood

Steven G. Osgood
Chief Financial Officer of
U-Store-It Trust
December 6, 2004

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.